UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 7, 2005
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 9, 2005, Chesapeake Corporation ("Chesapeake" or the "Company") entered into a Separation Agreement (the "Separation Agreement") with Thomas H. Johnson related to the retirement of Mr. Johnson as a Director, Chairman of the Board of Directors and Chief Executive Officer of the Company. The Severance Agreement supersedes Mr. Johnson's Employment and Severance Benefits Agreement dated July 17, 1997, as amended (the "Employment Agreement"), and provides for the payment of a severance benefit consistent with and the provision of welfare benefits substantially consistent with the provisions of the Employment Agreement for a "termination without cause" as described in the Employment Agreement. The Severance Agreement, which is filed herewith as Exhibit 10.1, is incorporated herein by reference.

ITEM 5.02 (b), (c) and (d) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 10, 2005, the Company announced the retirement of Thomas H. Johnson as a Director, Chairman of the Board of Directors and Chief Executive Officer effective as of November 10, 2005.

On November 10, 2005, Chesapeake also announced the election on November 7, 2005, of Andrew J. Kohut as Chief Executive Officer of the Company effective as of November 10, 2005. Mr. Kohut also serves as President of the Company. Mr. Kohut was elected President of the Company as of January 3, 2005. He served as Executive Vice President & Chief Financial Officer from 2001 to 2005 and as Senior Vice President - Strategic Business Development from 1998 to 2001. He is currently serving under the terms and conditions of his existing Executive Employment Agreement dated April 22, 2003 (filed as Exhibit 10.3 to the Company's Form 10-Q for the quarter ended June 29, 2003), as amended on January 3, 2005 (filed as Exhibit 10.9 to the Company's Form 8-K dated January 3, 2005), and said Agreement, as amended, is incorporated herein by reference.

On November 10, 2005, Chesapeake also announced the election on November 7, 2005, of Andrew J. Kohut as a director of the Company in Class III effective as of November 10, 2005.

On November 10, 2005, Chesapeake also announced the election on November 7, 2005, of Sir David Fell as non-executive chairman of the Board of Directors of the Company effective as of November 10, 2005. He was also elected Chairman of the Executive Committee of the Board of Directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits

10.1
Separation Agreement dated November 9, 2005, by and between Chesapeake Corporation and Thomas H. Johnson
99.1	Press release dated November 10, 2005, announcing management changes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: November 14, 2005	BY:	/s/ Thomas G. Hayes
Thomas G. Hayes
Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1

Separation Agreement dated November 9, 2005, by and between Chesapeake Corporation and Thomas H. Johnson

99.1

Press release dated November 10, 2005, announcing management changes